HARRIS ASSOCIATES FOCUSED VALUE FUND

Supplement dated April 20, 2009 to the Natixis Equity Funds Class A, B and C Prospectus dated

May 1, 2008, as may be revised and supplemented from time to time.

This supplement replaces the supplement dated February 6, 2009.

On April 17, 2009 the Harris Associates Focused Value Fund was liquidated.

The Harris Associates Focused Value Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.

HARRIS ASSOCIATES FOCUSED VALUE FUND

Supplement dated April 20, 2009 to the Natixis Equity Funds Statement of Additional Information

– Part I and Natixis Equity Funds Statement of Additional Information – Part II, dated May 1,

2008, as may be revised and supplemented from time to time.

On April 17, 2009 the Harris Associates Focused Value Fund was liquidated.

The Harris Associates Focused Value Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.